                                                                     Exhibit 3.1
                                                                     -----------

                         CERTIFICATE OF INCORPORATION

                                      OF

                         SWITCHBOARD.COM INCORPORATED

     FIRST.  The name of the Corporation is: Switchboard.com Incorporated.

     SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address in The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 3,000 shares of Common Stock, $.01 par value per share.

     The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b) (2) of the General Corporation Law of Delaware.

     FIFTH. The name and mailing address of the sole incorporator are as follows:

     NAME                             MAILING ADDRESS
     ----                             ---------------

          Richard M. Spaulding        c/o Banyan Systems Incorporated
                                      120 Flanders Road
                                      Westboro, MA 01581

     SIXTH. In furtherance of and not in limitation or powers conferred by statute, it is further provided:

          1.  Election of directors need not be by written ballot.

          2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

     SEVENTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     EIGHTH. Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     NINTH.  1.  Actions, Suits and Proceedings Other than by or in the
                 ------------------------------------------------------
Right of the Corporation.  The Corporation shall indemnify each person who was
------------------------
or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a
        ---- ----------
presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in Section 7 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an

Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

     2.  Actions or Suits by or in the Right of the Corporation.  The
         -------------------------------------------------------
Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware shall deem proper.

     3.  Indemnification for Expenses of Successful Party.  Notwithstanding
         ------------------------------------------------
the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys'
fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the
          ---- ----------
Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

     4.  Notification and Defense of Claim.  As a condition precedent to his
         ---------------------------------
right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation,
(ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or
(iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause
(ii) above.

     5.  Advance of Expenses.  Subject to the provisions of Section 6
         -------------------
below, in the event that the Corporation does not assume the defense pursuant to
Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee
--------  -------
in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

     6.  Procedure for Indemnification.  In order to obtain indemnification
         -----------------------------
or advancement of expenses pursuant to Section 1, 2, 3, or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question,
(c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

     7.  Remedies.  The right to indemnification or advances as granted by
         --------
this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Section 6. Unless otherwise required by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

     8.   Subsequent Amendment.  No amendment, termination or repeal of this
          --------------------
Article or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

     9.   Other Rights.  The indemnification and advancement of expenses
          ------------
provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

     10.  Partial Indemnification.  If an Indemnitee is entitled under any
          -----------------------
provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

     11.  Insurance.  The Corporation may purchase and maintain insurance,
          ---------
at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

     12.  Merger or Consolidation.  If the Corporation is merged into or
          -----------------------
consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

     13.  Savings Clause.  If this Article or any portion hereof shall be
          --------------
invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

     14.  Definitions.  Terms used herein and defined in Section 145(h) and
          -----------
Section 145(i) of the General Corporation Law of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

     15.  Subsequent Legislation.  If the General Corporation Law of
          ----------------------
Delaware is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

     TENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statue and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

     EXECUTED at Westboro, Massachusetts, on April 16, 1996.


                                        /s/ Richard M. Spaulding
                                        ----------------------------------
                                        Incorporator

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                         SWITCHBOARD.COM INCORPORATED


                            Pursuant to Section 242
                        of the General Corporation Law
                           of the State of Delaware
                          __________________________

     SWITCHBOARD.COM INCORPORATED (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     Pursuant to a Written Consent of Directors of the Corporation dated July 11, 1996, a resolution was duly adopted, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and submitting said amendment to the sole stockholder of the Corporation for consideration thereof. The sole stockholder of the Corporation approved said proposed amendment, pursuant to a written consent of sole stockholder, in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

     RESOLVED: That Article FIRST of the Corporation's Certificate of
     --------
               Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:


                        "FIRST: The name of the Corporation is: Switchboard Incorporated."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its President this 11/th/ day of July, 1996.

                                        SWITCHBOARD.COM INCORPORATED



                                        By:   /s/ David C. Mahoney
                                              --------------------------
                                              David C. Mahoney
                                              President

                         CERTIFICATE OF INCORPORATION
                                      OF
                           SWITCHBOARD INCORPORATED
                            Pursuant to Section 242
                       of the General Corporation Law of
                             the State of Delaware
                             ---------------------

     Switchboard Incorporated (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The sole stockholder of the Corporation duly approved said proposed amendment by written consent in accordance with sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

     RESOLVED:  That Article FOURTH of the Certificate of Incorporation of the
     --------
Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 17,500,000 shares of Common Stock, $.01 par value per share ("Common Stock") and (ii) 4,000,000 shares of Preferred Stock, $.01 par value per share "Preferred Stock"), 750,000 of which are designated as Series A Convertible Preferred Stock and 1,500,000 of which are designated as Series B Convertible Preferred Stock, as set forth below.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK
     ------------

     1.   General.  The voting dividend and liquidation rights of the holders of
          -------
the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

     2.   Voting.  The holders of the Common Stock are entitled to one vote for
          ------
each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

     The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of section 242(b)(2) of the General Corporation Law of Delaware.

     3.   Dividends.  Dividends may be declared and paid on the Common Stock
          ---------
from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     4.   Liquidation.  Upon the dissolution or liquidation of the Corporation,
          -----------
whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.   PREFERRED STOCK.
     ---------------

     Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or except as otherwise set forth herein. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, except as otherwise specifically provided in this Certificate of Incorporation, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.   SERIES A AND B CONVERTIBLE PREFERRED STOCK.
     -------------------------------------------

     Seven hundred fifty thousand (750,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and one million five hundred thousand (1,500,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), each with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

     1.   Dividends.
          ---------

     Dividends may be declared and paid on the Series A Preferred Stock and Series B Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any other class or series of then outstanding preferred stock.

     2.   Liquidation, Dissolution or Winding Up; Certain Mergers,
          --------------------------------------------------------
          Consolidations and Asset Sales.
          ------------------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock and Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the corporation ranking on liquidation prior and in preference to the Series A Preferred Stock and Series B Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock and Series B Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $4.00 per share in the case of the Series A Preferred Stock and $6.00 per share in the case of the Series B Preferred Stock (in each case subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series A Preferred Stock or Series B Preferred Stock), plus declared but unpaid dividends. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock and Series B Preferred stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and Series B Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock and Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A Preferred Stock, Series B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A Preferred stock and Series B Preferred Stock, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock, then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

          (c) A consolidation or merger of the Corporation with or into another corporation or entity (where the Corporation is not the surviving entity and where the stockholders of the Corporation do not hold a majority of the voting securities of the surviving corporation), or a sale of all or substantially all of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2; provided,
                                                                    --------
however, that each holder of Series A Preferred Stock and Series B Preferred
-------
Stock shall have the right to elect the benefits of the provisions of Section 4(i) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2(c).

     3.   Voting.
          ------

          (a) Each holder of outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock and Series B Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration.
Except as provided by law, by the provisions of Subsection 3(b) or 3(c) below or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock and Series B Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

          (b) The holders of record of the shares of Series A Preferred Stock and Series B Preferred Stock, exclusively and as a separate class, shall be entitled to elect one director of the Corporation ("Series A and B Director"), and the holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock and Series B Preferred Stock), exclusively and as a separate class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred Stock and Series B Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock and Series B Preferred Stock for the purpose of electing the Series A and B Director by holders of the Series A Preferred Stock and Series B Preferred Stock. A vacancy in the Series A and B Director directorship shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series A Preferred Stock and Series B Preferred Stock. The rights of the holders of the Series A Preferred Stock and Series B Preferred Stock under this Subsection 3(b) shall terminate on the earlier of (i) the date on which the outstanding shares of Series A Preferred Stock and Series B Preferred Stock represent less than

5% of the outstanding shares of Common Stock, after giving effect to the conversion into Common Stock of all outstanding shares of convertible Preferred Stock, and (ii) the first anniversary of the closing of the sale by the corporation of shares of Common Stock in a public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the Corporation, prior to giving effect to the proceeds of the Offering, is valued at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Corporation on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Corporation.

          (c) The Corporation shall not amend alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock or Series B Preferred Stock so as to affect adversely the Series A Preferred Stock or Series B Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock or Series B Preferred Stock, respectively, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock or Series B Preferred Stock as to redemption rights, voting rights, the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation, or otherwise, shall be deemed to affect adversely the Series A Preferred Stock or Series B Preferred Stock, and the authorization of any shares of capital stock on a parity with Series A Preferred Stock or Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock or Series B Preferred Stock, respectively. The number of authorized shares of Series A Preferred Stock and Series B Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the directors of the corporation pursuant to
Section 151 of the General corporation Law of Delaware or by the affirmative vote of the holders of a majority of the then outstanding shares of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     4.   Optional Conversion.  The holders of the Series A Preferred Stock and
          -------------------
Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Series A Preferred Stock and
              ----------------
Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.00 by the Conversion Price (as defined below) in effect at the time of conversion. The Conversion Price, shall initially be $4.00. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock and Series B Preferred Stock way be converted into shares of Common Stock, shall be subject to adjustment as provided below.

     In the event of a notice of redemption of any shares of Series A Preferred Stock or Series B Preferred Stock pursuant to Section 6 hereof, the Conversion Rights of the shares of Series A Preferred Stock or Series B Preferred Stock, respectively, designated for redemption shall terminate at the close of business on the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights of Series A Preferred Stock or Series B Preferred Stock for such shares shall continue until such price is paid in full. In the event of a liquidation of the corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock or Series B Preferred Stock, respectively.

          (b)  Fractional Shares.  No fractional shares of Common Stock shall be
               -----------------
issued upon conversion of the Series A Preferred Stock or Series B Preferred Stock, in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (c)  Mechanics of Conversion.
               -----------------------

               (i) In order for a holder of Series A Preferred Stock or Series B Preferred Stock to convert shares of Series A Preferred Stock or Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock or Series B Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock or Series B Preferred Stock, respectively (or at the principal office of the Corporation if the corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock or Series B Preferred stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date") and such holder shall be treated as a record holder of Common Stock on such date. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock or Series B Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share, and a certificate or certificates for the number of shares of Series A Preferred Stock or Series B Preferred Stock represented by the surrendered certificate but not converted.

               (ii) The Corporation shall at all times when the Series A Preferred Stock or Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock or Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock or Series B Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

               (iii) Upon any such conversion, adjustment to the Conversion Price of Series A Preferred Stock or Series B Preferred Stock, shall be made for any declared but unpaid dividends on the Series A Preferred Stock or Series B Preferred Stock, respectively, surrendered for conversion or on the Common Stock delivered upon conversion.

               (iv) All shares of Series A Preferred Stock and Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock or Series B Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock and Series B Preferred Stock accordingly.

               (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock or Series B Preferred Stock so converted were registered, and, to the extent the Company would be required to pay such a tax, no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (d)  Adjustments to Conversion Price for Diluting Issues:
               ---------------------------------------------------

               (i)   Special Definitions.  For purposes of this Subsection 4(d),
                     -------------------
the following definitions shall apply:

                     (A)  "Option" shall mean rights, options or warrants to
                           ------
subscribe for, purchase or otherwise acquire common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(IV) below.

                     (B)  "Original Issue Date" shall mean the date on which a
                           -------------------
share of Series A Preferred Stock was first issued.

                     (C)  "Convertible Securities" shall mean any evidences of
                           ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (D)  "Additional Shares of Common Stock" shall mean all
                          ---------------------------------
shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued by the Corporation after the Original issue Date, other than shares of Common Stock issued or issuable:

                         (I) upon conversion of any Convertible Securities outstanding on the Original Issue Date, or upon exercise of any Options outstanding on the original Issue Date;

                         (II) as a dividend or distribution on Series A Preferred Stock or Series B Preferred Stock;

                         (III) by reason of a dividend, stock split, split-up
                               or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below; or

                         (IV) to employees, officers or directors of, or consultants or advisors to, the Corporation pursuant to a plan adopted by the Board of Directors of the Corporation (which, together with all other such plans, provides for the issuance of no more than an aggregate of 1,500,000 shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock).

          (ii) No Adjustment of Conversion Price.  No adjustment in the number
               ---------------------------------
of shares of Common Stock into which the Series A Preferred Stock or Series B Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

          (iii)  Issue of Securities Deemed Issue of Additional Shares of
                 --------------------------------------------------------
                 Common Stock.
                 ------------

     If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such options or the rights of conversion or exchange under such Convertible Securities;

                    (C) Upon the expiration or termination of any unexercised option, the Conversion Price shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                    (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security prior to such change been made upon the basis of such change; and

                    (E) No readjustment pursuant to clause (B), (C) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of W the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

     In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional
                    ----------------------------------------------------------
                    Shares of Common Stock.
                    ----------------------

     In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issuance, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided
                                                                     --------
that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common
----
Stock issuable upon exercise or conversion of Options (including the conversion into Common Stock of Convertible Securities issuable upon the exercise of such Options) or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation, and (iii) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 4(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

               (v)  Determination of Consideration.  For purposes of this
                    ------------------------------
Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (A)  Cash and Property:  Such consideration shall:
                         -----------------

                         (I)   insofar as it consists of cash, be computed at
the aggregate amount of cash received by the corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                         (II)  insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                    (B)   Options and Convertible Securities.  The consideration
                          ----------------------------------
per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                    (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of options for Convertible Securities, the exercise of such Options for Convertible securities and the conversion or exchange of such Convertible Securities, by

                    (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (vi) Multiple Closing Dates.  In the event the Corporation shall issue
               ----------------------
on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

     (e)  Adjustment for Stock Splits and Combination.  If the Corporation
          -------------------------------------------
shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (f)  Adjustment for Certain Dividends and Distributions.  In the event
          --------------------------------------------------
the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock and Series B Preferred stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock or Series B Preferred Stock, as applicable, then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock and Series B Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock and Series B Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made to Series A Preferred Stock or Series B Preferred Stock if the holders of Series A Preferred Stock or Series B Preferred Stock, respectively, simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received it all outstanding shares of Series A Preferred Stock or Series B Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (g)  Adjustments for other Dividends and Distributions.  In the event
               -------------------------------------------------
the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock or Series B Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock or Series B Preferred Stock, respectively, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock or Series B Preferred Stock, respectively, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock or Series B Preferred Stock; and provided further, however, that no such adjustment to the Series A Preferred Stock or Series B Preferred Stock shall be made if the holders of Series A Preferred Stock or Series B Preferred Stock, respectively, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock or Series B Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (h)  Adjustment for Reclassification, Exchange, or Substitution.  If
              ----------------------------------------------------------
the Common Stock issuable upon the conversion of the Series A Preferred Stock or Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock or series B Preferred Stock, respectively, shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization. reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A ' Preferred Stock or Series B Preferred Stock, respectively, might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (i)  Adjustment for merger or-Reorganization, etc.  In case of any
               --------------------------------------------
consolidation or merger of the Corporation with or into another corporation or the sale or transfer of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock and Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock and Series B Preferred Stock, respectively, would have been entitled upon such consolidation, merger, sale or transfer; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock or Series B Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock or Series B Preferred Stock, respectively. Each holder of Series A Preferred Stock or Series B Preferred Stock, upon the occurrence of a merger or consolidation of the Corporation into or with another corporation (where the Corporation is not the surviving entity and where the stockholders of the Corporation fail to hold a majority of the voting securities of the surviving corporation) or the sale or all or substantially all of the assets of the Corporation, shall have the option of electing treatment of his shares of Series A Preferred Stock and Series B Preferred Stock under either this Section 4(i) or Section 2(c) hereof.

          (j)  No Impairment.  The Corporation will not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as my be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock and Series B Preferred Stock against impairment.

          (k)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock and Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock or Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth W such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock or Series B Preferred Stock.

          (l)  Notice of Record Date.  In the event:
               ---------------------

               (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock, whether in cash, property, stock or other securities;

               (ii) that the Corporation offers for subscription pro rata to the holders of any class or series of its capital stock any additional shares of stock of any class or series or other rights;

               (iii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

               (iv) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               (v) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock and Series B Preferred Stock, and shall cause to be mailed by first class mail postage prepaid to the holders of the Series A Preferred Stock and Series B Preferred stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least twenty (20) days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                     (A) the record date of such dividend, distribution, subscription right, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                     (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

     5.   Mandatory Conversion.
          -----------------------

          (a) Upon the closing of the sale of shares of Common Stock in a public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the Corporation, prior to giving effect to the proceeds of the Offering, is valued at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Corporation on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters, discounts and commissions from gross proceeds) to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series A Preferred Stock and Series B Preferred Stock, and all provisions included under the caption "Series A Convertible Preferred Stock" and Series B Preferred Stock and all references to the' Series A Preferred Stock, shall be deleted and shall be of no further force or effect.

          (b) All holders of record of shares of series A Preferred Stock or Series B Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock or Series B Preferred Stock, respectively, pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. All holders of record of shares of Series A Preferred Stock and Series B Preferred Stock shall be given written notice of the filing by the Corporation of a registration statement under the Securities Act of 1933, as amended, in connection with which the Corporation is proposing to undertake a public offering, the closing date of which would be the "Mandatory Conversion Date" as defined in paragraph (a) above. Such notice shall be given within ten days following the filing of such registration statement. Any notice required pursuant to this paragraph (b) shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock or Series B Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock or Series B Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock or Series B Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock and Series B Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock and Series B Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock or Series B Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (c) All certificates evidencing shares of Series A Preferred Stock and Series B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock and Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock and Series B Preferred Stock accordingly.

     6.   Mandatory Redemption.
          -----------------------

          (a) The Corporation will, subject to the conditions set forth in Subsection 6(b) below, upon the request of any holder of the Series A Preferred Stock or Series B Preferred Stock delivered in writing to the Company at least six (6) months prior to the applicable Mandatory Redemption Date (as defined below) in accordance with Section 6(c) below, on June 30, 2000 and on each of the first and second anniversaries thereof (each such date being referred to hereinafter as a "Mandatory Redemption Date"), redeem from such holder of shares of Series A Preferred Stock and Series B Preferred Stock, at a price equal to
(i) in the case of Series A Preferred Stock, $4.00 per share, and in the case of Series B Preferred Stock, $6.00 per share, plus accrued interest at a rate equal to the "prime rate" of Citibank, NA, as announced from time to time, plus 2% per annum, plus (ii) any dividends declared but unpaid thereon, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares (the "Mandatory Redemption Price"), the following respective portions of the aggregate number of shares of Series A Preferred Stock and Series B Preferred stock held by such holder for which Corporation received cash in payment for the issuance and sale thereof, on the applicable Mandatory Redemption Date:


                                      Portion of Shares of Series A
     Redemption Date                  Preferred Stock and Series B
     ---------------                  Preferred Stock To Be Redeemed
                                      ---------------------------------------

     June 30, 2000                                      33%

     June 30, 2001                    Any shares of Series A Preferred Stock
                                      and Series B Preferred Stock entitled
                                      to be redeemed on the first Mandatory
                                      Redemption Date that were not redeemed
                                      plus 50% of all
                                      remaining shares of Series A Preferred
                                      Stock

June 30, 2002                         100% (or all remaining shares of Series A
                                      Preferred Stock and Series B Preferred
                                      Stock)

          (b) If the funds of the Corporation legally available for redemption of Series A Preferred Stock and Series B Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock and Series B Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series A Preferred Stock and Series B Preferred Stock ratably on the basis of the number of shares of Series A Preferred Stock and Series B Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series A Preferred Stock and Series B Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock and Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, or such portion thereof for which funds are available, ratably on the basis set forth in the preceding sentence.

          (c) The holder of Series A Preferred Stock or Series B Preferred Stock requesting redemption shall provide notice of any redemption of Series A Preferred Stock or Series B Preferred Stock pursuant to this Section 6, by registered mail, postage prepaid, to the Corporation not less than six (6) months prior to the date on which such redemption is to be made. The notice will specify the number of shares which are to be redeemed. Upon receipt of any such notice of redemption, the Corporation will become obligated to redeem on the applicable Mandatory Redemption Date all Series A Preferred Stock and Series B Preferred Stock specified therein (other than such shares of Series A Preferred Stock and Series B Preferred Stock as are duly converted pursuant to Section 4 prior to the close of business on the fifth full day preceding the Mandatory Redemption Date). In case less than all Series A Preferred Stock or Series B Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section 6, a new certificate will be issued representing the unredeemed Series A Preferred Stock or Series B Preferred Stock without cost to the holder thereof.

          (d) Unless there shall have been a default in payment of the Mandatory Redemption Price, no share of Series A Preferred Stock that is redeemed shall be entitled to any dividends declared after its Mandatory Redemption Date, and on such Mandatory Redemption Date all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Mandatory Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Mandatory Redemption Date be deemed to be outstanding.

          (e) Any Series A Preferred Stock or Series B Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock and Series B Preferred Stock accordingly.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this 1/st/ day of November, 1996.


                                      SWITCHBOARD INCORPORATED

                                      /s/ Jeffrey D. Glidden
                                      ----------------------------
                                      President Jeffrey D. Glidden

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                           SWITCHBOARD INCORPORATED

                            Pursuant to Section 242
                       of the General Corporation Law of
                             the State of Delaware
                             ---------------------

     Switchboard Incorporated (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment. The resolution setting forth the amendment is as follows:

     RESOLVED:  That Article FOURTH of the Certificate of Incorporation of the
     --------
Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 17,500,000 shares of Common Stock, $.01 par value per share ("Common Stock") and (ii) 4,500,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 750,000 of which are designated as Series A Convertible Preferred Stock, 1,500,000 of which are designated as Series B Convertible Preferred Stock and 2,250,000 of which are designated as Series C Convertible Preferred Stock, as set forth below.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK.
     ------------

     1.   General.  The voting, dividend and liquidation rights of the holders
          -------
of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

     2.   Voting.  The holders of the Common Stock are entitled to one vote for
          ------
each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

          The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     3.   Dividends.  Dividends may be declared and paid on the Common Stock
          ---------
from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     4.   Liquidation.  Upon the dissolution or liquidation of the Corporation,
          -----------
whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.   PREFERRED STOCK.
     ---------------

     Preferred Stock may be issued from time to time in one or more series each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or except as otherwise set forth herein. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, except as otherwise specifically provided in this Certificate of Incorporation, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.   SERIES A, B AND C CONVERTIBLE PREFERRED STOCK.
     ---------------------------------------------

     Seven hundred fifty thousand (750,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), one million five hundred thousand (1,500,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), and two million two hundred fifty thousand (2,250,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") each with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

     1.   Dividends.
          ---------

     Dividends may be declared and paid on the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any other class or series of then outstanding preferred stock.

     2.   Liquidation, Dissolution or Winding Up; Certain Mergers,
          --------------------------------------------------------
          Consolidations and Asset Sales.
          ------------------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $4.00 per share in the case of the Series A Preferred Stock and Series C Preferred Stock and $6.00 per share in the case of the Series B Preferred Stock (in each case subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock), plus declared but unpaid dividends. If upon any such liquidation, dissolution, or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock,

Series B Preferred Stock and Series C Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

          (c) A consolidation or merger of the Corporation with or into another corporation or entity (where the Corporation is not the surviving entity and where the stockholders of the Corporation do not hold a majority of the voting securities of the surviving corporation), or a sale of all or substantially all of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2; provided,
                                                                    --------
however that each holder of Series A Preferred Stock and Series B Preferred
-------
Stock shall have the right to elect the benefits of the provisions of Section 4(i) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2(c).

     3.   Voting.
          ------

          (a) Each holder of outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) or 3(c) below or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and of any other outstanding series of Series Preferred Stock, shall vote together with the holders of Common Stock as a single class.

          (b) (1) The holders of record of the shares of Series A Preferred Stock and Series B Preferred Stock, exclusively and as a separate class, shall be entitled to elect one director of the Corporation ("Series A and B Director"), and, except as set forth in (2) below, the holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), exclusively and as a separate class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series A Preferred

Stock and Series B Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock and Series B Preferred Stock for the purpose of electing the Series A and B Director by holders of the Series A Preferred Stock and Series B Preferred Stock. A vacancy in the Series A and B Director directorship shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series A Preferred Stock and Series B Preferred Stock. The rights of the holders of the Series A Preferred Stock and Series B Preferred Stock under this Subsection 3(b)(1) shall terminate on the earlier of
(i) the date on which the outstanding shares of Series A Preferred Stock and Series B Preferred Stock represent less than 5% of the outstanding shares of Common Stock, after giving effect to the conversion into Common Stock of all outstanding shares of convertible Preferred Stock, and (ii) the first anniversary of the closing of the sale by the Corporation of shares of Common Stock in a public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the Corporation, prior to giving effect to the proceeds of the Offering, is valued at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Corporation on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Corporation.

               (2) The holders of record of the shares of Series C Preferred Stock, exclusively and as a separate class, shall be entitled to elect one director of the Corporation ("Series C Director"), and, except as set forth in
(1) above, the holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock), exclusively and as a separate class, shall be entitled to elect the balance of the total number of directors of the Corporation- At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series C Preferred Stock then outstanding shall constitute a quorum of the Series C Preferred Stock for the purpose of electing the Series C Director by holders of the Series C Preferred Stock. A vacancy in the Series C Director directorship shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series C Preferred Stock. The rights of the holders of the Series C Preferred Stock under this Subsection 3(b)(2) shall commence on the date that the outstanding shares of Series C Preferred Stock represent at least 5% of the outstanding shares of Common Stock, after giving effect to the conversion into Common Stock of all outstanding shares of convertible Preferred Stock, and shall terminate on the earlier of (i) the date on which the outstanding shares of Series C Preferred Stock represent less than 5% of the outstanding shares of Common Stock, after giving effect to the conversion into Common Stock of all outstanding shares of convertible Preferred Stock, and (ii) the first anniversary of the closing of the sale by the Corporation of shares of Common Stock in a public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the Corporation, prior to giving effect to the proceeds of the Offering, is valued at at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Corporation on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Corporation.

          (c) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock, Series B Preferred Stock or Series C

Preferred Stock so as to affect adversely the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as to redemption rights, voting rights, the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation, or otherwise, shall be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, and the authorization of any shares of capital stock on a parity with Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively. The number of authorized shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may be increased or decreased (but not below the number of shares dim outstanding) by the directors of the Corporation pursuant to Section 151 of the General Corporation Law of Delaware or by the affirmative vote of the holders of a majority of the then outstanding shares of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     4.   Optional Conversion.  The holders of the Series A Preferred Stock,
          -------------------
Series B Preferred Stock and Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Series A Preferred Stock, Series
               ----------------
B Preferred Stock and Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $4.00. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

     In the event of a notice of redemption of any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to Section 6 hereof, the Conversion Rights of the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, designated for redemption shall terminate at the close of business on the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock for such shares shall continue until such price is paid in full- In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively.

          (b)  Fractional Shares.  No fractional shares of Common Stock shall be
               -----------------
issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (c)  Mechanics of Conversion.
               -----------------------

               (i) In order for a holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock to convert shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented by such certificate or certificates. Such notice shall state such holders name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date") and such holder shall be treated as a record holder of Common Stock on such date. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share, and a certificate or certificates for the number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented by the surrendered certificate but not converted.

               (ii) The Corporation shall at all times when the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

               (iii) Upon any such conversion, adjustment to the Conversion Price of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, shall be made for any declared but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, surrendered for conversion or on the Common Stock delivered upon conversion.

               (iv) All shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock accordingly.

               (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock so converted were registered, and, to the extent the Company would be required to pay such a tax, no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (d)  Adjustments to Conversion Price for Diluting Issues:
               ---------------------------------------------------

               (i)   Special Definitions.  For purposes of this Subsection 4(d),
                     -------------------
the following definitions shall apply:

                     (A)  "Option" shall mean rights, options or warrants to
                           ------
subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(IV) below.

                     (B)  "Original Issue Date" shall mean the date on which a
                           -------------------
share of Series A Preferred Stock was first issued.

                     (C)  "Convertible Securities" shall mean any evidences of
                           ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                     (D)  "Additional Shares of Common Stock" shall mean all
                           ---------------------------------
shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                          (I)   upon conversion of any Convertible Securities
outstanding on the Original Issue Date, or upon exercise of any Options outstanding on the Original Issue Date;

                          (II)  as a dividend or distribution on Series A
Preferred Stock, Series B Preferred Stock or Series C Preferred Stock;

                          (III) by reason of a dividend, stock split, split-up
or other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below; or

                          (IV)  to employees, officers or directors of, or
consultants or advisors to, the Corporation pursuant to a plan adopted by the Board of Directors of the Corporation (which, together with all other such plans, provides for the issuance of no more than an aggregate of 1,500,000 shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock)).

               (ii)  No Adjustment of Conversion Price.  No adjustment in the
                     ---------------------------------
number of shares of Common Stock into which the Series A Preferred Stock, Series B Preferred Stock, or Series C Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

               (iii) Issue of Securities Deemed Issue of Additional Shares of
                     --------------------------------------------------------
                     Common Stock.
                     ------------

     If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the dose of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                     (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                     (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                     (C) Upon the expiration or termination of any unexercised Option, the Conversion Price shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                     (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security prior to such change been made upon the basis of such change; and

                     (E) No readjustment pursuant to clause (B), (C) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

     In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

               (iv)  Adjustment of Conversion Price Upon Issuance of Additional
                     ----------------------------------------------------------
                     Shares of Common Stock.
                     ----------------------

     In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable

Conversion Price in effect on the date of and immediately prior to such issuance, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided
                                                                     --------
that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common
----
Stock issuable upon exercise or conversion of Options (including the conversion into Common Stock of Convertible Securities issuable upon the exercise of such Options) or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation, and (iii) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 4(d)(iii), such Additional Shares of Common Stock shall be, deemed to be outstanding.

               (v)   Determination of Consideration.  For purposes of this
                     ------------------------------
Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                     (A)  Cash and Property:  Such consideration shall:
                          -----------------

                          (I)   insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                          (II)  insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                          (III) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                     (B)  Options and Convertible Securities. The consideration
                          ----------------------------------
per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                          (x)   the total amount, if any, received or receivable
by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                          (y)   the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi)  Multiple Closing Dates.  In the event the Corporation shall
                     ----------------------
issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (e)  Adjustment for Stock Splits and Combinations.  If the Corporation
               --------------------------------------------
shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (f)  Adjustment for Certain Dividends and Distributions.  In the event
               --------------------------------------------------
the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as applicable, then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made to Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock if the holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all, outstanding shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (g)  Adjustments for Other Dividends and Distributions.  In the event
               -------------------------------------------------
the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock; and provided further, however, that no such adjustment to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (h)  Adjustment for Reclassification, Exchange, or Substitution.  If
               ----------------------------------------------------------
the Common Stock issuable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock, Series B Preferred Stock or

Series C Preferred Stock, respectively, shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (i)  Adjustment for Merger or Reorganization, etc.  In case of any
               --------------------------------------------
consolidation or merger of the Corporation with or into another corporation or the sale or transfer of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall thereafter be convertible into the kind and amount of shares of stork or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, would have been entitled upon such consolidation, merger, sale or transfer; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively. Each holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, upon the occurrence of a merger or consolidation of the Corporation into or with another corporation (where the Corporation is not the surviving entity and where the stockholders of the Corporation fail to hold a majority of the voting securities of the surviving corporation) or the sale or all or substantially all of the assets of the Corporation, shall have the option of electing treatment of his shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock under either this Section 4(i) or Section 2(c) hereof.

          (j)  No Impairment.  The Corporation will not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock against impairment.

          (k)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock or

Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

          (l)  Notice of Record Date.  In the event:
               ---------------------

               (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock, whether in cash, property, stock or other securities;

               (ii) that the Corporation offers for subscription pro rata to the holders of any class or series of its capital stock any additional shares of stock of any class or series or other rights;

               (iii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

               (iv) of any reclassification of the Common Stock of the corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               (v) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and shall cause to be mailed by first class mail postage prepaid to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least twenty (20) days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

          (A) the record date of such dividend, distribution, subscription right, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

          (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

     5.   Mandatory Conversion.
          --------------------

          (a) Upon the closing of the sale of shares of Common Stock in a public offering underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the Corporation, prior to giving effect to the proceeds of the Offering, is valued at at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Corporation on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and
(ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and all provisions included under the caption "Series A, B and C Convertible Preferred Stock" and all references to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be deleted and shall be of no further force or effect.

          (b) All holders of record of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. All holders of record of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be given written notice of the filing by the Corporation of a registration statement under the Securities Act of 1933, as amended, in connection with which the Corporation is proposing to undertake a public offering, the closing date of which would be the "Mandatory Conversion Date" as defined in paragraph (a) above. Such notice shall be given within ten days following the filing of such registration statement. Any notice required pursuant to this paragraph (b) shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (c) All certificates evidencing shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock accordingly.

     6.   Mandatory Redemption.
          --------------------

          (a) The Corporation will, subject to the conditions set forth in Subsection 6(b) below, upon the request of any holder of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock delivered in writing to the Company at least six (6) months prior to the applicable Mandatory Redemption Date (as defined below) in accordance with Section 6(c) below, on June 30, 2000 and on each of the first and second anniversaries thereof (each such date being referred to hereinafter as a Mandatory Redemption Date"), redeem from such holder of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, at a price equal to (i) in the case of Series A Preferred Stock and Series C Preferred Stock, $4.00 per share, and in the case of Series B Preferred Stock, $6.00 per share, plus accrued interest at a rate equal to the "prime rate" of Citibank, N.A., as announced from time to time, plus 2% per annum, plus (ii) any dividends declared but unpaid thereon, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares (the "Mandatory Redemption Price"), the following respective portions of the aggregate number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such holder for which Corporation received cash in payment for the issuance and sale thereof, on the applicable Mandatory Redemption Date:

                         Portion of Shares of Series A, B and C
Redemption Date              Preferred Stock To Be Redeemed
---------------              ------------------------------

June 30, 2000                             33%

June 30, 2001        Any shares of Series A, B and C Preferred
                     Stock entitled to be redeemed on the first
                     Mandatory Redemption Date that were not
                     redeemed plus 50% of all remaining shares of Series A, B and C Preferred Stock

June 30, 2002        100% (or all remaining shares of Series A, B
                     and C Preferred Stock)

          (b) If the funds of the Corporation legally available for redemption of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock ratably on the basis of the number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor bad been sufficient to redeem all shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, or such portion thereof for which funds are available, ratably on the basis set forth in the preceding sentence.

          (c) The holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock requesting redemption shall, provide notice of any redemption of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to this Section 6, by registered mail, postage prepaid, to the Corporation not less than six (6) months prior to the date on which such redemption is to be made. The notice will specify the number of shares which are to be redeemed. Upon receipt of any such notice of redemption, the Corporation will become obligated to redeem on the applicable Mandatory Redemption Date all Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock specified therein (other than such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as are duly converted pursuant to
Section 4 prior to the close of business on the fifth full day preceding the Mandatory Redemption Date). In case less than all Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section 6, a new certificate will be issued representing the unredeemed Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock without cost to the holder thereof.

          (d) Unless there shall have been a default in payment of the Mandatory Redemption Price, no share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock that is redeemed shall be entitled to any dividends declared after its Mandatory Redemption Date, and on such Mandatory Redemption Date all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Mandatory Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Mandatory Redemption Date be deemed to be outstanding.

          (e) Any Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances he reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock accordingly.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this 20/th/ day of February, 1998.

                                        SWITCHBOARD INCORPORATED

                                        By: /s/ Douglas A. McIntyre
                                            -------------------------------
                                        President
                                        Douglas A. McIntyre

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                           SWITCHBOARD INCORPORATED
                            Pursuant to Section 242
                       of the General Corporation Law of
                             the State of Delaware
                        --------------------------------

     Switchboard Incorporated (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of

Delaware, does hereby certify as follows:

     At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the

State of Delaware, setting forth an amendment to the Certificate of

Incorporation of the Corporation and declaring said amendment to be advisable.

The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General

Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment.  The resolution setting forth the amendment is as follows:

     RESOLVED:  That Article FOURTH of the Certificate of Incorporation of the
     --------
Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

     FOURTH:  The total number of shares of all classes of stock which the
     ------
Corporation shall have authority to issue is (i) 17,500,000 shares of Common Stock, $.01 par value per share ("Common Stock") and (ii) 4,500,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 750,000 of which are designated as Series A Convertible Preferred Stock, 1,500,000 of which are designated as Series B Convertible Preferred Stock, and 2,250,000 of which are designated as Series C Convertible Preferred Stock, as set forth below.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK.
     ------------

     1.   General.  The voting, dividend and liquidation rights of the holders
          -------
of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any Issuance of the Preferred Stock of any series.

     2.   Voting.  The holders of the Common Stock are entitled to one vote for
          ------
each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting,

          The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242 (b)(2) of the General Corporation Law of Delaware.

     3.   Dividends.  Dividends may be declared and paid on the Common Stock
          ---------
from funds lawfully available therefor and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     4.   Liquidation.  Upon the dissolution or liquidation of the Corporation,
          -----------
whether voluntary or involuntary, holders of Common Stork will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.   PREFERRED STOCK.
     ---------------

     Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or except as otherwise set forth herein. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, except as otherwise specifically provided in this Certificate of Incorporation, the resolutions providing for issuance of any series of Preferred Stock may provide that such series be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the

Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.   SERIES A, B AND C CONVERTIBLE PREFERRED STOCK.
     ---------------------------------------------

     Seven hundred fifty thousand (750,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), one million five hundred thousand (1,500,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), and two million two hundred fifty thousand (2,250,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") each with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

     1.   Dividends.
          ---------

     Dividends may be declared and paid on the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any other class or series of then outstanding preferred stock.

     2.   Liquidation, Dissolution or Winding Up; Certain Mergers,
          --------------------------------------------------------
          Consolidations and Asset Sales.
          ------------------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $4.00 per share in the case of the Series A Preferred Stock and Series C Preferred Stock and $6.00 per share in the case of the Series B Preferred Stock (in each case subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock), plus declared but unpaid dividends. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock,

Series B Preferred Stock and Series C Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

          (c) A consolidation or merger of the Corporation with or into another corporation or entity (where the Corporation is not the surviving entity and where the stockholders of the Corporation do not hold a majority of the voting securities of the surviving corporation), or a sale of all or substantially all of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2; provided,
                                                                    --------
however that each holder of Series A Preferred Stock and Series B Preferred
-------
Stock shall have the right to elect the benefits of the provisions of Section 4(1) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2(c).

     3.   Voting.
          ------

          (a) Each holder of outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) or 3(c) below or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

          (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock so as to affect adversely the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as to redemption rights, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation or otherwise shall be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, and the authorization of any shares of capital stock on a parity with Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as to redemption rights, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively. Notwithstanding the foregoing, the authorization of any shares of capital stock
(a) containing redemption rights similar to those of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, except for being entitled to a per share redemption price higher than that applicable to the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock, if such higher per share redemption price is equivalent to the per share purchase price for such shares, (b) containing voting rights similar to those of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, except for being entitled, exclusively and as a separate class, to (i) elect one or more directors of the Corporation and (ii) rights relating to such election or (c) containing rights upon liquidation, dissolution or winding up of the Corporation similar to those of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, except for being entitled to be paid out of the assets of the Corporation a per share amount higher than that applicable to the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock, if such per share amount is equivalent to the per share purchase price for such shares, shall not be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock. The number of authorized shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the directors of the Corporation pursuant to Section 151 of the General Corporation Law of Delaware or by the affirmative vote of the holders of a majority of the then outstanding shares of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     4.   Optional Conversion.  The holders of the Series A Preferred Stock,
          -------------------
Series B Preferred Stock and Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Series A Preferred Stock, Series
               ----------------
B Preferred Stock and Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $4.00. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

     In the event of a notice of redemption of any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to Section 6 hereof, the Conversion Rights of the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, designated for redemption shall terminate at the close of business on the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively.

          (b)  Fractional Shares.  No fractional shares of Common Stock shall be
               -----------------
issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (c)  Mechanics of Conversion.
               -----------------------

               (i) In order for a holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock to convert shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock into shares of Common Stock. such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date") and such holder shall be treated as a record holder of Common Stock on such date. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share, and a certificate or certificates for the number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented by the surrendered certificate but not converted.

               (ii) The Corporation shall at a times when the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

               (iii)Upon any such conversion, adjustment to the Conversion Price of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, shall be made for any declared but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, surrendered for conversion or on the Common Stock delivered upon conversion.

               (iv) All shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock accordingly.

               (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock so converted were registered, and to the extent the Company would be required to pay such a tax, no such issuance or delivery shall be made unless and until the person or entity requesting such Issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (d)  Adjustments to Conversion Price for Diluting Issues:
               ---------------------------------------------------

               (i)  Special Definition.  For purposes of this Subsection 4(d),
                   ------------------
the following definitions shall apply:

                    (A)  "Option" shall mean rights, options or warrants to
                         ------
subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(IV) below.

                    (B)  "Original Issue Date" shall mean the date on which a
                          -------------------
share of Series A Preferred Stock was first issued.

                    (C)  "Convertible Securities" shall mean any evidences of
                          ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (D)  "Additional Shares of Common Stock" shall mean all
                          ---------------------------------
shares of Common Stock issued (or pursuant to Subsection 4 (d) (iii) below, deemed to be Issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable.

                         (I) upon conversion of any Convertible Securities outstanding on the Original Issue Date, or upon exercise of any Options outstanding on the Original Issue Date;

                         (II) as a dividend or distribution on Series A
                              Preferred Stock, Series B Preferred Stock or
                              Series C Preferred Stock;

                         (III)by reason of a dividend, stock split, split-up or
                              other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below; or

                         (IV) to employees, officers or directors of, or
                              consultants or advisors to, the Corporation pursuant to a plan adopted by the Board of Directors of the Corporation (which, together with all other such plans, provides for the issuance of no more than an aggregate of 1,500,000 shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock).

               (ii) No Adjustment of Conversion Price.  No adjustment in the
                    ---------------------------------
number of shares of Common Stock into which the Series A Preferred Stock, Series B Preferred Stock, or Series C Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

               (iii)Issue of Securities Deemed Issue of Additional Shares of
                    --------------------------------------------------------
                    Common Stock.
                    ------------

     If the Corporation at any time or from time to time after the Original Issue Date shall any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof hereto of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further than in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or rights of conversion or exchange under such Convertible Securities;

                    (C) Upon the expiration or termination of any unexercised Option, the Conversion Price shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                    (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security prior to such change been made upon the basis of such change; and

                    (E) No readjustment pursuant to clause (B), (C) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

     In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4 (d) (iii) shall apply,

               (iv) Adjustment of Conversion Price Upon Issuance of Additional
                    ----------------------------------------------------------
                    Shares of Common Stock.
                    ----------------------

     In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be Issued pursuant to Subsection 4(d) (iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(b), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issuance, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided
                                                                     --------
that (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock
----
issuable upon exercise or conversion of Options (including the conversion into Common Stock of Convertible Securities issuable upon the exercise of such Options) or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation, and (iii) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 4(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

               (v)  Determination of Consideration.  For purposes of this
                    ------------------------------
Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (A)  Cash and Property: Such consideration shall:
                         -----------------

                         (I)  insofar as it consists of cash, be computed at the
aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                         (II) insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III)in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                    (B)  Options and Convertible Securities.  The consideration
                         ----------------------------------
per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (x)  the total amount, if any, received or receivable
by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                         (y)  the maximum number or shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) Multiple Closing Dates.  In the event the Corporation shall
                    ----------------------
issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (e)  Adjustment for Stock Splits and Combinations.  If the Corporation
               --------------------------------------------
shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (f)  Adjustment for Certain Dividends and Distributions.  In the event
               --------------------------------------------------
the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as applicable, then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion price for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made to Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock if the holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (g)  Adjustments for Other Dividends and Distributions.  In the event
               -------------------------------------------------
the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series

A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock; and provided further, however, that no such adjustment to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (h)  Adjustment for Reclassification, Exchange or Substitution.  If
               ---------------------------------------------------------
the Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event-the holder of each such share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (i)  Adjustment for Merger or Reorganization, etc.  In case of any
               --------------------------------------------
consolidation or merger of the Corporation with or into another corporation or the sale or transfer of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock. Series B Preferred Stock and Series C Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, would have been entitled upon such consolidation, merger, sale or transfer; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, to the end that the provisions set forth In this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively. Each holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, upon the occurrence of a merger or consolidation of the Corporation into or with another corporation (where the Corporation is not the surviving entity and where the stockholders of the Corporation fall to hold a majority of the voting securities of the surviving corporation) or the sale of all or substantially all of the assets of the Corporation, shall have the option of electing treatment of his shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock under either this Section 4(1) or Section 2(c) hereof.

          (j)  No Impairment.  The Corporation will not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock against impairment.

          (k)  Certificate as to Adjustments.  Upon the occurrence of each
               -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

          (l)  Notice of Record Date.  In the event:
               ---------------------

               (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock, whether in cash, property, stock or other securities;

               (ii) that the Corporation offers for subscription pro rata to the holders of any class or series of its capital stock any additional shares of stock of any class or series or other rights;

               (iii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

               (iv) of any reclassification of the Common Stock of the
                    Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               (v) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and shall cause to be mailed by first class mail postage prepaid to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least twenty (20) days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                    (A) the record date of such dividend, distribution, subscription right, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                    (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

     5.   Mandatory Conversion.
          --------------------

          (a) Upon the closing of the sale of shares of Common Stock in a public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the Corporation, prior to giving effect to the proceeds of the Offering, is valued at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Corporation on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and
(ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and all provisions included under the caption "Series A, B and C Convertible Preferred Stock" and all references to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be deleted and shall be of no further force or effect.

          (b) All holders of record of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. An holders of record of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be given written notice of the filing by the Corporation of a registration statement under the Securities Act of 1933, as amended, in connection with which the Corporation is proposing to undertake a public offering, the closing date of which would be the "Mandatory Conversion Date" as defined In paragraph (a) above. Such notice shall be given within ten days following the filing of such registration statement. Any notice required pursuant to this paragraph (b) shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, Series B Prefer-red Stock or Series C Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock other-wise issuable upon such conversion.

          (c) All certificates evidencing shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock accordingly,

     6.   Mandatory Redemption.
          -----------------------

          (a) The Corporation will, subject to the conditions set forth in Subsection 6(b) below, upon the request of any holder of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock delivered in writing to the Company at least six (6) months prior to the applicable Mandatory Redemption Date (as defined below) in accordance with Section 6(c) below, on June 30, 2000 and on each of the first and second anniversaries thereof (each such date being referred to hereinafter as a "Mandatory Redemption Date"), redeem from such holder of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, at a price equal to (i) in the case of Series A Preferred Stock and Series C Preferred Stock, $4.00 per share, and in the case of Series B Preferred Stock, $6.00 per share, plus accrued interest at a rate equal to the "prime rate" of Citibank, N.A., as announced from time to time, plus 2% per annum, plus (ii) any dividends declared but unpaid thereon, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares (the "Mandatory Redemption Price"), the following respective portions of the aggregate number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by such holder for which Corporation received cash in payment for the issuance and sale thereof, on the applicable Mandatory Redemption Date.



                                 Portion of Shares of Series A, B
Redemption Date                and C Preferred Stock To Be Redeemed
---------------                ------------------------------------

June 30, 2000                               33%

June 30, 2001              Any shares of Series A, B and C Preferred Stock
                           entitled to be redeemed on the first Mandatory
                           Redemption Date that were not redeemed plus 50% of all remaining shares of Series A, B and C Preferred
                           Stock

June 30, 2002              100% (or all remaining shares of Series A, B and C
                           Preferred Stock)

          (b) If the funds of the Corporation legally available for redemption of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock ratably on the basis of the number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, or such portion thereof for which funds are available, ratably on the basis set forth in the preceding sentence.

          (c) The holder of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock requesting redemption shall provide notice of any redemption of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock pursuant to this Section 6, by registered mail, postage prepaid, to the Corporation not less than six (6) months prior to the date on which such redemption is to be made. The notice will specify the number of shares which are to be redeemed. Upon receipt of any such notice of redemption, the Corporation will become obligated to redeem on the applicable Mandatory Redemption Date all Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock specified therein (other than such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as are duly converted pursuant to Section 4 prior to the close of business on the fifth full day preceding the Mandatory Redemption Date). In case less than all Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this
Section 6, a new certificate will be issued representing the unredeemed Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock without cost to the holder thereof.

          (d) Unless there shall have been a default in payment of the Mandatory Redemption Price, no share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock that is redeemed shall be entitled to any dividends declared after is Mandatory Redemption Date, and on such Mandatory Redemption Date all rights of the holder of such shares as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Mandatory Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Mandatory Redemption Date be deemed to be outstanding.

          (e) Any Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock accordingly.

     EXECUTED this 29 day of March, 1999.

                              SWITCHBOARD INCORPORATED

                              /s/ Dean Polnerow
                              -----------------
                              Dean Polnerow, President

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE 0F INCORPORATION
                                      OF
                           SWITCHBOARD INCORPORATED
                            Pursuant to Section 242
                       of the General Corporation Law of
                             the State of Delaware
                          ___________________________

     Switchboard Incorporated (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     At a meeting of the Board of Directors of the Corporation a resolution was duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware, and written notice of such consent has been given to all stockholders who have not consented in writing to such amendment. The resolution setting forth the amendment is as follows:

     RESOLVED:  That Article FOURTH of the Certificate of Incorporation of the
     --------
Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 30,000,000 shares of Common Stock, $.01 par value per share ("Common Stock") and (ii) 10,000,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), 750,000 of which are designated as Series A Convertible Preferred Stock, 1,500,000 of which are designated as Series B Convertible Preferred Stock, 4,000,000 of which are designated as Series C Convertible Preferred Stock and 1,500,000 of which are designated as Series D Convertible Preferred Stock, as set forth below.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK.
     -------------

     1.   General.  The voting, dividend and liquidation rights of the holders
          -------
of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

     2.   Voting.  The holders of the Common Stock are entitled to one vote for
          ------
each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

     The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     3.   Dividends.  Dividends may be declared and paid on the Common Stock
          ---------
from funds lawfully available therefor and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     4.   Liquidation.  Upon the dissolution or liquidation of the Corporation,
          -----------
whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.   PREFERRED STOCK
     ---------------

     Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or except as otherwise set forth herein. Different series or Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, except as otherwise specifically provided in this Certificate of Incorporation, the resolutions providing for issuance of any series of Preferred Stock may provide that such series be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C.   SERIES A, B, C AND D CONVERTIBLE PREFERRED STOCK
     ------------------------------------------------

     Seven hundred fifty thousand (750,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), one million five hundred thousand (1,500,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"), four million (4,000,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") and one million five hundred thousand (1,500,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated Series D Convertible Preferred Stock (the "Series D Preferred Stock"), each with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. The Series D Preferred Stock may be issued in one or more sub-series, with any shares of Series D Preferred Stock with an identical Series D Issuance Price (as defined below) constituting such a sub-series.

     1.   Dividends
          ---------

     Dividends may be declared and paid on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any other class or series of then outstanding preferred stock.

     2.   Liquidation, Dissolution or Winding Up Certain Mergers,
          -------------------------------------------------------
          Consolidations and Asset Sales
          ------------------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock. Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $4.00 per share in the case of the Series A Preferred Stock and Series C Preferred Stock, $6.00 per share in the case of the Series B Preferred Stock and, with respect to the Series D Preferred Stock, an amount per share equal to the consideration per share paid to the Corporation for such share (the "Series D Issuance Price") (in each case subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock), plus declared but unpaid dividends. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stork, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

          (c) A consolidation or merger of the Corporation with or into another corporation or entity (where the Corporation is not the surviving entity and where the stockholders of the Corporation do not hold a majority of the voting securities of the surviving corporation), or a sale of all or substantially all of the assets of the Corporation, shall be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2; provided,
                                                                    --------
however, that each holder of Series A Preferred Stock, Series B Preferred Stock,
-------
Series C Preferred Stock and Series D Preferred Stock shall have the right to elect the benefits of the provisions of Section 4(i) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2(c).

     3.   Voting.
          ------

          (a) Each holder of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereto, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) below or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

          (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stork so as to affect adversely the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock as to redemption rights, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation or otherwise shall be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, and the authorization of any shares of capital stock on a parity with Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock as to redemption rights, voting rights or the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively. Notwithstanding the foregoing, the authorization of any shares of capital stock (a) containing redemption rights similar to those of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, except for being entitled to a per share redemption price higher than that applicable to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, if such higher per share redemption price is equivalent to the per share purchase price for such shares, (b) containing voting rights similar to those of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, except for being entitled, exclusively and as a separate class, to (i) elect one or more directors of the Corporation and (ii) rights relating to such election or (c) containing rights upon liquidation, dissolution or winding up of the Corporation similar to those of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, except for being entitled to be paid out of the assets of the Corporation a per share amount higher than that applicable to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, if such per share amount is equivalent to the per share purchase price for such shares, shall not be deemed to affect adversely the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock. The number of authorized shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the directors of the Corporation pursuant to Section 151 of the General Corporation Law of Delaware or by the affirmative vote of the holders of a majority of the then outstanding shares of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D

Preferred Stock and all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     4.   Optional Conversion.  The holders of the Series A Preferred Stock,
          -------------------
Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Series A Preferred Stock, Series
               ----------------
B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing, in the case of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, $4.00, and in the case of a share of the Series D Preferred Stock, the applicable Series D Issuance Price, by the applicable Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $4.00 in the case of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and in the case of a share of the Series D Preferred Stock, by the applicable Series D Issuance Price. Such applicable initial Conversion Price, and the rate at which shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

     In the event of a notice of redemption of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to Section 6 hereof, the Conversion Rights of the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, designated for redemption shall terminate at the close of business on the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively.

          (b)  Fractional Shares.  No fractional shares of Common Stock shall be
               -----------------
issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (c)  Mechanics of Conversion.
               -----------------------

               (i) In order for a holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock to convert shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred

Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date") and such holder shall be treated as a record holder of Common Stock on such date. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share, and a certificate or certificates for the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock represented by the surrendered certificate but not converted.

          (ii) The Corporation shall at all times when the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

          (iii) Upon any such conversion, adjustment to the Conversion Price of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, shall be made for any declared but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, surrendered for conversion or on the Common Stock delivered upon conversion.

          (iv) All shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock accordingly.

               (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to this
Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock so converted were registered, and to the extent the Company would be required to pay such a tax, no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (d)  Adjustments to Conversion Price for Diluting Issues:
               ---------------------------------------------------

               (i)  Special Definitions.  For purposes of this Subsection 4(d),
                    -------------------
the following definitions shall apply:

                    (A)  "Option" shall mean rights, options or warrants to
                          ------
subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(IV) below.

                    (B)  "Original Issue Date" shall mean the date on which a
                          -------------------
share of Series A Preferred Stock was first issued.

                    (C)  "Convertible Securities" shall mean any evidences of
                          ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (D)  "Additional Shares of Common Stock" shall mean all
                          ---------------------------------
shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                         (I) upon conversion of any Convertible Securities outstanding on the Original Issue Date, or upon exercise of any Options outstanding on the Original Issue Date;

                         (II) as a dividend or distribution on Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock;

                         (III) by reason of a dividend, stock split, split-up or
                               other distribution on shares of Common Stock that is covered by Subsection 4(e) or 4(f) below; or

                         (IV) to employees, officers or directors of, or consultants or advisors to, the Corporation pursuant to a plan adopted by the Board of Directors of the Corporation (which, together with all other such plans, provides for the issuance of no more than an aggregate of 1,500,000 shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock)).

          (ii)  No Adjustment of Conversion Price.  No adjustment in the number
                ---------------------------------
of shares of Common Stock into which the Series A Preferred Stock. Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares.

          (iii) Issue of Securities Deemed Issue of Additional Shares
                -----------------------------------------------------
                of Common Stock.
                ---------------

     If the Corporation at any time or from time to time after the Original Issue Date shall any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further than in any such case in which Additional Shares of Common Stock are deemed to be issued:

               (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

               (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

               (C) Upon the expiration or termination of any unexercised Option, the Conversion Price shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

               (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security prior to such change been made upon the basis of such change; and

               (E) No readjustment pursuant to clause (B), (C) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

     In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

          (iv) Adjustment of Conversion Price Upon Issuance of
               ------------------------------------------------
               Additional Shares of Common Stock.
               ---------------------------------

     In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issuance, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price

(calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that (i) for the purpose of this Subsection 4(d)(iv), all
        -------- ----
shares of Common Stock issuable upon exercise or conversion of Options (including the conversion into Common Stock of Convertible Securities issuable upon the exercise of such Options) or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation, and (iii) immediately after any Additional Shares of Common Stock are deemed issued pursuant to
Section 4(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

               (v)  Determination of Consideration. For purposes of this
                    ------------------------------
Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (A)  Cash and Property.  Such consideration shall:
                         -----------------

                         (I)   insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

                         (II)  insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors, and

                         (III) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                    (B)  Options and Convertible Securities. The consideration
                         ----------------------------------
per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                         (x)  the total amount, if any, received or receivable
by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                    (y) the maximum number or shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) Multiple Closing Dates. In the event the Corporation shall
                    ----------------------
issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (e)  Adjustment for Stock Splits and Combinations.  If the Corporation
               --------------------------------------------
shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a lesser number of shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (f)  Adjustment for Certain Dividends and Distributions.  In the event
               --------------------------------------------------
the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or from a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, as applicable, then in effect by a fraction:

          (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

          (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution:

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made to Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock if the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (g) Adjustments for Other Dividends and Distributions.  In the event
              -------------------------------------------------
the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock; and provided further, however, that no such adjustment to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall be made if the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, had been converted into Common Stock on the date of such event.

          (h) Adjustment for Reclassification, Exchange or Substitution.  If the
              ---------------------------------------------------------
Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (i) Adjustment for Merger or Reorganization, etc.  In case of any
              ---------------------------------------------
consolidation or merger of the Corporation with or into another corporation or the sale or transfer of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, respectively, would have been entitled upon such consolidation, merger, sale or transfer; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively. Each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, upon the occurrence of a merger or consolidation of the Corporation into or with another corporation (where the Corporation is not the surviving entity and where the stockholders of the Corporation fail to hold a majority of the voting securities of the surviving corporation) or the sale of all or substantially all of the assets of the Corporation, shall have the option of electing treatment of his shares of Series A Preferred Stock. Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock under either this Section 4(i) or
Section 2(c) hereof.

          (j) No Impairment.  The Corporation will not, by amendment of its
              -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock against impairment.

          (k) Certificate as to Adjustments.  Upon the occurrence of each
              -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock.

               (l)  Notice of Record Date.  In the event:
                    ---------------------

                    (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock. whether in cash, property, stock or other securities;

                    (ii) that the Corporation offers for subscription pro rata to the holders of any class or series of its capital stock any additional shares of stock of any class or series or other rights;

                    (iii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                    (iv) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                    (v) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, and shall cause to be mailed by fist class mail postage prepaid to the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least twenty (20) days prior to the date specified in (A) below or twenty days before the date specified in (B) below. a notice stating

                           (A) the record date of such dividend, distribution, subscription right, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                           (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

     5.   Mandatory Conversion.
          --------------------

          (a) Upon the closing of the sale of shares of Common Stock in a public offering, underwritten by a nationally recognized underwriter, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the Corporation, prior to giving effect to the proceeds of the Offering, is valued at at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Corporation on a fully diluted basis by the initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, and all provisions included under the caption "Series A, B, C and D Convertible Preferred Stock" and all references to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be deleted and shall be of no further force or effect.

          (b) All holders of record of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, respectively, pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. All holders of record of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be given written notice of the filing by the Corporation of a registration statement under the Securities Act of 1933, as amended, in connection with which the Corporation is proposing to undertake a public offering, the closing date of which would be the "Mandatory Conversion Date" as defined in paragraph (a) above. Such notice shall be given within ten days following the filing of such registration statement. Any notice required pursuant to this paragraph (b) shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock, Series B Preferred

Stock, Series C Preferred Stock or Series D Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

          (c) All certificates evidencing shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock accordingly.

     6.  Mandatory Redemption
         ----------------------

         (a) The Corporation will, subject to the conditions set forth in Subsection 6(b) below, upon the request of any holder of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock delivered in writing to the Company at least six (6) months prior to the applicable Mandatory Redemption Date (as defined below) in accordance with
Section 6(c) below, on June 30, 2000 and on each of the first and second anniversaries thereof (each such date being referred to hereinafter as a "Mandatory Redemption Date"), redeem from such holder of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, at a price equal to (i) in the case of Series A Preferred Stock and Series C Preferred Stock, $4.00 per share, in the case of Series B Preferred Stock, $6.00 per share, and in the case of the Series D Preferred Stock, the applicable Series D Issuance Price, in each case plus accrued interest at a rate equal to the "prime rate" of

Citibank, N.A., as announced from time to time, plus 2% per annum, plus (ii) any dividends declared but unpaid thereon, subject to appropriate adjustment in the event of any stock dividend, stock split. combination or other similar recapitalization affecting such shares (the "Mandatory Redemption Price"), the following respective portions of the aggregate number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by such holder for which Corporation received cash in payment for the issuance and sale thereof, on the applicable Mandatory Redemption Date.


                              Portion of Shares of Series A, B, C and D
Redemption Date                   Preferred Stock To Be Redeemed
---------------                   ------------------------------
June 30, 2000                                   33%

June 30, 2001            Any share of Series A, B, C and D Preferred Stock
                         entitled to be redeemed on the first Mandatory
                         Redemption Date that were not redeemed plus 50% of all
                         remaining shares of Series A, B, C and D Preferred
                         Stock
June 30, 2002            100% (or all remaining shares of Series A, B, C and D
                         Preferred Stock)

          (b) If the funds of the Corporation legally available for redemption of Series A Preferred Stock. Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C, Preferred Stock and Series D Preferred Stock required under this Section 6 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock ratably on the basis of the number of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, such funds will be used, at the end of tile next succeeding fiscal quarter to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, or such portion thereof for which funds are available. ratably on the basis set forth in the preceding sentence.

          (c) The holder of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock requesting redemption shall provide notice of any redemption of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to this
Section 6, by registered mail, postage prepaid, to the Corporation not less than six (6) months prior to the date on which such redemption is to be made. The notice will specify the number of shares which are to be redeemed. Upon receipt of any such notice of redemption, the Corporation will become obligated to redeem on the applicable Mandatory Redemption Date all Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock specified therein (other than such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as are duly converted pursuant to Section 4 prior to the close of business on the fifth full day preceding the Mandatory Redemption Date). In case less than all Series A Preferred Stock, Series B Preferred Stock. Series C Preferred Stock or Series D Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section 6, a new certificate will be issued representing the unredeemed Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock without cost to the holder thereof.

          (d) Unless there shall have been a default in payment of the Mandatory Redemption Price, no share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock that is redeemed shall be entitled to any dividends declared after is Mandatory Redemption Date, and on such Mandatory Redemption Date all rights of the holder of such shares as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Mandatory Redemption Price of such share, without interest. upon presentation and surrender of the certificate representing such share, and such share will not from and after such Mandatory Redemption Date be deemed to be outstanding.

          (e) Any Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock redeemed pursuant to this Section 6 will be cancelled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock accordingly,

     EXECUTED this 3/rd/ day of May, 1999.


                              SWITCHBOARD INCORPORATED

                              By: /s/ Dean Polnerow
                                  ----------------------------------
                                  Dean Polnerow, President

             CERTIFICATION OF DESIGNATIONS OF THE PREFERRED STOCK
                                       OF
                            SWITCHBOARD INCORPORATED
                                TO BE DESIGNATED
                       SERIES E SPECIAL VOTING PREFERRED STOCK
             ----------------------------------------------------

     Switchboard Incorporated, a Delaware corporation (the "Corporation"), pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation, at a meeting duly called and held, at which a quorum was present and acting throughout, duly adopted the following resolution:

     RESOLVED:  That, pursuant to the authority expressly granted to and vested
     --------
in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be and hereby is established, consisting of one share, to be designated "Series E Special Voting Preferred Stock" (hereinafter "Series E Preferred Stock"); that the Board of Directors be and hereby is authorized to issue such share of Series E Preferred Stock for such consideration and on such terms as the Board of Directors shall determine; and that, subject to the limitations provided by law and by the Certificate of Incorporation, as amended, the powers, designations, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Series E Preferred Stock shall be as follows:

     "SERIES E SPECIAL VOTING PREFERRED STOCK
      ---------------------------------------

     One (1) share of the authorized and unissued Preferred Stock of the Corporation is hereby designated "Series E Special Voting Preferred Stock" (the "Series E Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.


1.   General.
     -------

     Except as provided in Section 2 with respect to voting, the share of Series E Preferred Stock shall have the rights, preferences, powers, privileges and restrictions, qualifications and limitations of one share of Common Stock. For the avoidance of doubt, the Series E Preferred Stock is junior to the Corporation's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock with respect to redemption rights and the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation.

2.   Voting.
     ------

     2.1  Regular Voting Rights.  The holder of the outstanding share of Series
          ---------------------
          E Preferred Stock shall be entitled to one vote at each meeting of stockholders of the corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of
          Section 2.2 hereof or by the provisions establishing any other series of Preferred Stock, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, Series E Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

     2.2  Special Voting Rights.  From the date of issuance until the
          ---------------------
          Termination Date, the holder of the Series E Preferred Stock, voting as a separate class, shall be entitled to elect that number of directors of the Corporation as is determined in accordance with the following table:


----------------------------------------------------------------------------------------------
If:                                                 Then, the Number of Directors is:
--                                                  --------------------------------
----------------------------------------------------------------------------------------------
the CBS Fully-Diluted Ownership Percentage is 0%                    0
 and the License Agreement is not in effect
----------------------------------------------------------------------------------------------
the CBS Fully-Diluted Ownership Percentage is 0%                    1
 and the License Agreement is in effect
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
If:                                                 Then, the Number of Directors is:
--                                                  --------------------------------
----------------------------------------------------------------------------------------------
the CBS Fully-Diluted Ownership Percentage is       such number of directors, rounded down to
 more than 0%                                       the nearest whole number, as represents
                                                    the percentage of the then authorized
                                                    number of members of the Board of
                                                    Directors of the Corporation equal to the
                                                    CBS Fully-Diluted Ownership Percentage;
                                                    provided, however; that in no event shall
                                                    --------  -------
                                                    the number be (i) less than one at any
                                                    time that the License Agreement is in
                                                    effect or (ii) greater than the maximum
                                                    number of directors constituting a
                                                    minority of the then authorized number of
                                                    members of the Board of Directors of the
                                                    Corporation.
----------------------------------------------------------------------------------------------

          Notwithstanding the foregoing, the holder of the Series E Preferred Stock shall not be entitled to elect any directors as a class at any time following a Termination Date. The term of office of all directors elected pursuant to the special voting rights set forth in this Section 2.2 shall be deemed to automatically terminate upon the Termination Date.

          A vacancy in any directorship filled by the holder of Series E Preferred Stock shall be filled only by vote or written consent in lieu of a meeting of the holder of the Series E Preferred Stock or by any remaining director or directors elected by the holder of Series E Preferred Stock pursuant to this Section 2.2.

          The holder of the Series E Preferred Stock may remove any director elected pursuant to this Section 2.2 at any time and from time to time, without cause (subject to the bylaws of the Company and any requirements of law), in its sole discretion.

     2.3  Definitions.  The following terms have the meanings set forth:
          -----------

          (a) "CBS Fully-Diluted Ownership Percentage" means the number of shares of the Corporation's Common Stock beneficially owned (as defined in Section 13(d) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any successor provision thereto) by CBS Corporation, a Pennsylvania corporation, and any entity controlling, controlled by or under common control of CBS Corporation, assuming the conversion into Common Stock of all convertible securities and the exercise or all outstanding options and warrants, whether vested or unvested.

          (b) "License Agreement" means the License Agreement to be entered into by this Corporation and CBS Corporation at the closing of the transactions contemplated by that certain Common Stock and Warrant Purchase





               Agreement dated June 1, 1999 by and among the Corporation, CBS Corporation, a Pennsylvania corporation, and Banyan Systems Incorporated, a Massachusetts corporation.

          (c)  "Termination Date" means the first to occur of:

                    (i) the date on which the CBS Fully-Diluted Ownership Percentage is 0% and the License Agreement is no longer in effect; and

                    (ii) the date on which any person or entity which is a Switchboard Competitor has directly or indirectly acquired beneficial ownership of more than 30% of the outstanding shares of the common stock, or securities representing, in the aggregate, more than 30% of the voting power of CBS Corporation (or any person controlling CBS Corporation), or all or substantially all of CBS Corporation's assets.

                    (iii) the date on which the share of Series E Preferred
                          Stock is held by any person or entity other than CBS Corporation or an entity controlling, controlled by or under common control of CBS Corporation.

          (d) "Switchboard Competitor" means any person, other than Switchboard or an affiliate of Switchboard, who/which is engaged, either directly or indirectly through an affiliate in the business of providing or promoting an online, interactive directory which allows users to search for, among other things, residential listing information, business listing information and advertisements, e-mail addresses and websites. An "affiliate" of the person concerned in the preceding sentence means a person that directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with, such person concerned.

3.   Mandatory Conversion.
     --------------------

     3.1 Upon the Termination Date, the outstanding share of Series E Preferred Stock shall automatically be converted into one share of Common Stock.

     3.2 Upon the Termination Date, the holder of the share of Series E Preferred Stock shall surrender its certificate for such share to the Corporation, and shall thereafter receive a certificate for the one share of Common Stock to which such holder is entitled pursuant to
          Section 3.1. On the Termination Date, the outstanding share of Series E Preferred Stock shall be deemed to have been converted into one share of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series E Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of its certificate therefor, to receive a certificate for the one share of Common




          Stock into which such Series E Preferred Stock has been converted. The certificate surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by its attorney duly authorized in writing. As soon as practicable after the Termination Date and the surrender of the certificate for Series E Preferred Stock, the Corporation shall cause to be issued and delivered to such holder a certificate for the one share of Common Stock issuable on such conversion in accordance with the provisions hereof.

     3.3 The certificate evidencing the share of Series E Preferred Stock which is required to be surrendered for conversion in accordance with the provisions of this Section 3 shall, from and after the Termination Date, be deemed to have been retired and cancelled and the share of Series E Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder thereof to surrender such certificate on or prior to such date. Such converted Series E Preferred Stock may not be reissued, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series E Preferred Stock accordingly.

     4.   Optional Conversion.  At the written request of the holder of the
          -------------------
          outstanding share of Series E Preferred Stock at any time, the outstanding share of Series E Preferred Stock may be converted into one share of Common Stock.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by its President this day of June 28, 1999.

                                    SWITCHBOARD INCORPORATED

                                    By: /s/ Dean Polnerow
                                       ----------------------------
                                       Dean Polnerow
                                       President


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